UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 28, 2018

Gaming Partners International Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3945 W Cheyenne, Suite 208, North Las Vegas, Nevada	89032
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 384-2425

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Gaming Partners International Corporation (the “Company”) has previously announced the repurchase of up to 410,000 shares of the Company’s common stock (“Common Stock”) pursuant to a formal program adopted in November 2011 (the “Repurchase Program”). As of March 28, 2018, there were 215,590 shares of Common Stock available for repurchase under the Repurchase Program.

Effective Wednesday, March 28, 2018, the Company adopted a stock repurchase plan (the “2018 Repurchase Plan”) in accordance with, and as a part of, the Repurchase Program. The 2018 Repurchase Plan has been adopted in accordance with guidelines specified by Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and the Company’s Insider Trading Policy.

Rule 10b5-1 permits corporate officers, directors, and companies to adopt written, pre-arranged stock trading plans when they are not in possession of material, non-public information. Using these plans, insiders may spread stock trades over a period regardless of any material, non-public information they may receive after adopting their plans. In accordance with Rule 10b5-1, the Company will have no discretion over the repurchase of shares of Common Stock under the 2018 Repurchase Plan.

Rule 10b-18 provides a company with a non-exclusive safe harbor from liability under certain market manipulation rules when repurchases of the company’s common stock in the market are made under the rule’s conditions. In accordance with Rule 10b-18, the Company will fulfill the required manner, timing, price, and volume conditions under the 2018 Repurchase Plan.

Under the 2018 Repurchase Plan, up to 100,000 shares of Common Stock may be repurchased in open market transactions subject to the satisfaction of certain conditions. Repurchases will be administered through an independent broker. It is expected that repurchases under the 2018 Repurchase Plan will commence in April 2018 and will be completed within one year.

Transactions under the Company’s 2018 Repurchase Plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations. Except as may be required by law, the Company does not undertake to report stock trading plans by officers or directors of the Company, or to report modifications or terminations of any such plans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gaming Partners International Corporation
(Registrant)

Date: March 28, 2018
	By:	/s/ Gregory S. Gronau
Gregory S. Gronau President and Chief Executive Officer